Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
J	1	3

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER (If applicable)
P00006	24 SEP 2025	SEE SCHEDULE	

6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
W6QK ACC-APG EDGEWOOD CONTRACTING DIV KO, 8456 BRIGADE STREET ABERDEEN PROVING GROU, MD 21010-5424 UNITED STATES MEA JOHNSON, CONTRACT SPECIALIST, EMAIL: MEA.N.JOHNSON.CIV@ARMY.MIL TELEPHONE: [**] BRIAN MAZEN, CONTRACTING OFFICER, EMAIL: BRIAN.E.MAZEN.CIV@ARMY.MIL TELEPHONE:	W911SR	SCD: PAS:	

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*

EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD
LANSING, MI 48906-2933
UNITED STATES

CODE 1H0B6 FACILITY CODE

(X)	
	9A. AMENDMENT OF SOLICITATION NUMBER
☐	9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NUMBER W911SR24D0001/W911SR24F0016
	10B. DATED (SEE ITEM 13) 22 JAN 2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

SEE SECTION G - CONTRACT ADMINISTRATION DATA

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(A)(3) MUTUAL AGREEMENT OF THE PARTIES
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

THE PURPOSE OF THIS MODIFICATION IS TO EXTEND THE PERIOD OF PERFORMANCE OF CLIN 1001 FROM 25 SEPTEMBER 2025 TO 30 NOVEMBER 2025.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Director, Contracts | MCM Operations		Brian E. Mazen / Contracting Officer	
15B. CONTRACTOR/OFFEROR	**15C. DATE SIGNED**	**16B. UNITED STATES OF AMERICA**	**16C. DATE SIGNED**
Alex Konev Electronically signed by: Alex Konev Reason: I approve this document Date: Sep 17, 2025 11:17:38 EDT (Signature of person authorized to sign)	09/17/2025	MAZEN.BRIAN.E.1387647780 Digitally signed by MAZEN.BRIAN.E.1387647780 Date: 2025.09.17 11:26:57 -04'00' (Signature of Contracting Officer)	

Previous edition unusable

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Solicitation/Contract Form

The following changes have been made:

INFORMATION	FROM	TO
Contractor	EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD LANSING, MI 48906-2933 US Cage: 1H0B6 UEI: MUM1EGCDWZJ4	EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD LANSING, MI 48906-2933 UNITED STATES Cage: 1H0B6 UEI: MUM1EGCDWZJ4
Contractor POC		Name: Alex Konev Email: koneva@ebsi.com Telephone:[**]

Miscellaneous text in this section has been added to:

The purpose of this bilateral modification is to:

1. Extend to CLIN 1001 period of performance from 25 September 2025 to 30 November 2025 [**] [**]

2. All other terms and conditions of this contract remain unchanged.

Description/Specifications/Statement of Work

The Requirements text has been modified to:

The purpose of this modification is to extend the delivery date of CLIN 1001 from 25 September 2025 to 30 November 2025.

Deliveries or Performance

The delivery information for the following CLIN(s) / SLIN(s) / ELIN(s) were modified:

1001
Ship To - W56XNH - MURTECH, INC

INFORMATION	FROM	TO
Delivery	Delivery Requested By 25 Sep 2025.	Delivery Requested By 30 Nov 2025.